                                                                   EXHIBIT 10.26

     Portions of this Exhibit have been omitted pursuant to a request for
confidential treatment. The omitted portions, marked by an * and [     ], have
been separately filed with the Commission.

                           CONDITIONAL SALE AGREEMENT

             THIS AGREEMENT made as of the 19th day of June, 1997,

BETWEEN:

         VENTURE SEISMIC LTD., a body corporate having its head office at
         3110 - 80th Avenue S.E., Calgary, Alberta, Canada T2C 1J3 (hereinafter called the "Purchaser")

                                   -- and --

         GEO-X SYSTEMS LTD., a body corporate having its head office at 900, 425 - 1st Street S.W., Calgary, Alberta, Canada T2P 3L8 (hereinafter called the "Vendor")

WHEREAS:

      1. The Purchaser wishes to purchase certain equipment from the Vendor, on the terms and conditions hereinafter set forth.

      2. The equipment to be purchased by the Purchaser from the Vendor is set out and described in Schedule "A" attached hereto and forming part hereof (the "Equipment").

      3.  Delivery of the equipment is to occur on or before August 1, 1997.

      NOW THEREFORE IN CONSIDERATION OF the mutual premises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      4. The purchase price for the Equipment shall be the total of (A), (B) and (F) as set forth in the following statement:

                                   STATEMENT

      (A)   Regular cash selling price                                              $ [     ] *
      (B)   G.S.T. @ 7%                                                             $ [     ] *
      (C)   Regular Cash Selling Price plus G.S.T.                                  $ [     ] *
      (D)   Less: Cash Down Payment                                                 $ [     ] *
      (E)   Balance of Cash Price                                                   $ [     ] *
      (F)   Add: Credit (Finance) charges
            ANNUAL PERCENTAGE RATE -- 0.00%                                         $ [     ] *
      (G)   Time Balance                                                            $ [     ] *
      (H)   TOTAL PURCHASE PRICE [TOTAL OF (A), (B) AND (F)]                        $ [     ] *

      5.  The Purchaser hereby promises and agrees to pay the said Total      *
      Purchase Price of $[          ] to the Vendor at Calgary, Alberta as
      follows:

        (a)  The sum of $[       ] shall be payable on the date of execution  *
             of this Agreement.

     The information below marked by  * and [     ] has been omitted pursuant to
a request for confidential treatment. The omitted portion has been separately filed with the Commission.

        (b)  The sum of $[       ] on delivery of the Equipment together with  *
             interest on all overdue installments or so much thereof as may from time to time remain unpaid, and on any other amounts owing as described hereafter and remaining unpaid from time to time, at the rate of twelve (12) per centum per annum to be computed monthly not in advance from the date of default in payment thereof, both before and after judgment (hereinafter called the "Interest").

      6. The Vendor shall mount the Equipment in a recording truck supplied by the Purchaser and prepared to the reasonable specifications of the Vendor. This installation shall take place at a mutually agreeable location.

      7. The Vendor shall test the Equipment prior to delivery to ensure that the Equipment is performing to the Vendor's published specifications. The Purchaser's representatives may be present for and participate in this testing.

      8. By accepting the Equipment, the Purchaser acknowledges and agrees that the Equipment has been prepared and is operating for its intended purpose and the Purchaser acknowledges that the Equipment is sold on an "as is" and "where is" basis, and that otherwise as expressly set out in this Agreement, Vendor makes no representations or warranties, express or implied (by statute or otherwise), as to the Equipment and assumes no responsibility for the condition or intended use of the same.

      9. The Vendor shall provide the following warranty with regard to the Equipment from the date of delivery thereof,

        (a) Twelve months parts and labour warranty on all Central Recording Unit components.

        (b) Twenty four months parts and labour warranty on all Remote Acquisition Modules and Line Tap Units.

        (c)  The standard cable manufacturer's warranty on cables.

        (d)  No warranty is provided on batteries.

        (e) This warranty does not apply to connectors or to units which have been subject to physical damage, misuse, unauthorized repair or modification or loss due to any reason.

        (f) When warranty service is required at a remote location, the Purchaser shall reimburse the Vendor for travel and living expenses for the Vendor's technicians to travel from Calgary, Alberta to the location of the Equipment and return to Calgary, Alberta.

      10. After the warranty period, the Vendor shall offer maintenance for the Equipment at the Vendor's then prevailing shop rates.

      11. It shall be the Purchaser's responsibility to conduct such tests as are appropriate with sufficient frequency to ensure that the Equipment is functioning properly. The Vendor specifically does not accept and shall not be responsible for any direct or indirect liability or loss (including loss of profit, business, revenue, goodwill, or anticipated savings) resulting out of or in any way connected with the Purchaser's use of the Equipment, including without limitation any malfunction or non-operation of the Equipment or any of its component parts.

      12. The Purchaser acknowledges and agrees that any and all trade marks, trade names, copyrights, patents and other intellectual property rights used or embodied in or in connection with the ARAM 24 Seismic Recording System shall be and remain the sole property of the Vendor. In the event that new inventions, designs or processes evolve in the performance of or as a result of the use of the ARAM 24 Seismic Recording System by the Purchaser, the Purchaser acknowledges and agrees that the same shall be the property of the Vendor unless otherwise agreed in writing by the Vendor.

      13. The Purchaser further recognizes and accepts that the Equipment and information and know how relative thereto incorporates certain proprietary information (the "Proprietary Information"). The Purchaser undertakes to keep all such Proprietary Information confidential and not directly or indirectly, at any time or in any place, disclose to any others (excepting the Purchaser's officers or employees having a need to know or otherwise as permitted by this Agreement) or use in any way other than in connection with the proper use of the Equipment, and Proprietary Information. As part of its obligation under this Clause 13, the Purchaser shall counsel its employees and representatives regarding its and their obligations regarding the Proprietary Information.

      14. The Purchaser shall not, without the prior written consent of the Vendor, copy or manufacture or permit to be copied any of the Equipment including, without limitation, those elements of the Equipment incorporating Proprietary Information.

      15. The Purchaser shall not, without the prior written consent of the Vendor, show or permit to be shown any internal feature of the said Equipment and supplies or any drawings, schematics, diagrams, manuals or instructions or other documentation relative thereto to any other person; provided, however, that the foregoing prohibition shall not prevent the Purchaser showing any of the foregoing to any of the Purchaser's employees or others having a need to know for the purpose of the proper conduct of the Purchaser's business, subject to the Purchaser giving written instruction to such employees or others that the features and documentation are to be treated in a confidential manner in accordance with this Agreement.

      16. The Purchaser shall enter into a Software License with the Vendor as per Schedule "B" attached hereto and forming a part hereof.

      17. In the event of default by the Purchaser, the Purchaser shall reimburse all costs and expenses incurred by the Vendor, including but not limited to removing, holding, preparing for sale and selling the Equipment or any of it, judicial costs, legal costs and legal fees on a solicitor to his own client basis (hereinafter collectively called the "Costs"), and such Costs incurred and paid by the Vendor shall be immediately due and payable by the Purchaser to the Vendor with Interest as aforesaid.

      18. It is agreed that until the said Total Purchase Price and applicable Costs and Interest are fully paid, title to and ownership in the Equipment shall remain with the Vendor and the Equipment shall remain the property of the Vendor, but the same shall be entirely at the Purchaser's risk.

      19. During the term of this Agreement, and so long as title to and ownership of the Equipment remain with the Vendor, the Equipment shall only be used in British Columbia, Alberta and Saskatchewan or such other locations as the Vendor shall consent to in writing. The Purchaser shall promptly reimburse the Vendor for legal expenses to register this Agreement in any other jurisdiction in which the use of the Equipment is specifically granted by the Vendor.

      20. The Purchaser agrees that in the event it makes default under this Agreement and in particular in any of the payments required to be made pursuant to this Agreement, the whole unpaid balance of the said Total Purchase Price and applicable Costs and Interest shall immediately become due and payable, and the Vendor or its agent, may enter upon any premises where the Equipment may be and take possession of the Equipment without any previous demand, using such force as may be required for that purpose and may re-sell the Equipment or any portion thereof, notwithstanding that a part of the Total Purchase Price may have been paid, or that security may have been given therefor and discounted by the Purchaser's bank or any other party. If possession of the Equipment or any portion thereof is taken by the Vendor, the Purchaser shall nevertheless upon a re-sale of the Equipment, conducted pursuant to applicable law, the net amount received from such re-sale by the Vendor, after deducting all Costs applicable to the resale, shall be credited against the Purchaser's obligations under this Agreement, and if the amount so credited exceeds the balance then due by the Purchaser upon the same the Purchaser shall be entitled to have such balance paid to it, but if such net amount received form the re-sale is less than the amount then owing by the Purchaser then the Purchaser shall remain liable for the amount still owing after such credit is given it and the Vendor may, at its sole discretion, bring action against the Purchaser for the full amount of the Total Purchase Price and applicable Costs and Interest remaining unpaid.

      21. To give full effect to the last sentence in Clause 20 above, the Purchaser acknowledges it is a body corporate and the Equipment is not used or acquired for use primarily for personal, family or household purposes and the Purchaser hereby expressly waives all rights, protection and benefits afforded to it by Section 49 of the Law of Property Act (Alberta) or the Limitation of Civil Rights Act (Saskatchewan) or by any other section or legislation offering similar rights, protections or benefits in present or future statutes. The Vendor's rights and remedies herein are in addition to any given by law.

      22. The Purchaser agrees to assume all risk of loss or damage to the Equipment from whatsoever cause arising and to properly care for the Equipment and keep all of it in good repair and not to remove the Equipment, or any of it, from British Columbia, Alberta and Saskatchewan without the prior written consent of the Vendor.

      23. The Purchaser further agrees to keep the Equipment insured, more specifically:

        (a) The Purchaser shall ensure that at all times the Equipment is insured against loss or damage by an "All Risks" Contractors Equipment Floater, including without limitation loss by fire (including extended coverage), theft, collision, sinking through ice and muskeg, and such other risks of loss as are customarily covered by insurance on the type of equipment sold hereunder by prudent operators of business similar to that in which Purchaser is engaged, in such amounts, in such form and with such insurers as shall be satisfactory to Vendor, but in no event shall such insurance be less than the full replacement value of the Equipment; and

        (b) The Purchaser shall maintain during the term of this Agreement public liability and property damage insurance in respect of the use, operation and possession of the Equipment with insurers satisfactory to the Vendor in a minimum amount of $5,000,000 per occurrence; and

        (c) The insurance referred to in paragraphs a) and b) above shall be arranged by Purchaser as a specific separate item of insurance such that it does not form part of Purchaser's overall "blanket limit" of coverage; and

        (d) The insurance policy shall name Purchaser and Vendor as insureds, shall name Vendor as loss payee thereof and shall contain a clause requiring the insurer to give to Vendor at least 30 days' prior written notice of any alteration in terms of such policy or of the cancellation thereof. At Vendor's request, Purchaser shall furnish to Vendor a certificate or certificates of insurance or other evidence satisfactory to Vendor that such coverage is in effect, provided, however, that Vendor shall be under no duty to either ascertain the existence of or to examine such insurance policy or to advise Purchaser in the event such insurance coverage shall not comply with the requirements hereof. Purchaser shall, at its expense, make all proofs of loss and take all other steps necessary to recover insurance benefits unless advised in writing by Vendor that Vendor desires so to do at Purchaser's expense. The Purchaser and Vendor shall be noted on the Insurance Certificate as loss payees as their interest may appear; and

        (e) Purchaser shall immediately notify Vendor of any loss or damage to any of the Equipment, or of any claim made against it relative to the Purchaser's use, operation or possession of the Equipment.

      24. The Purchaser further agrees that the bringing of an action or the recovery of judgment by the Vendor against the Purchaser for the total Purchase Price and applicable Costs and Interest under this Agreement or any part thereof shall not vest in the Purchaser the title of the Equipment, but that such title shall, notwithstanding such action or judgment, be and remain in the Vendor until payment in full of its claim against the Purchaser herein and shall be subject to the Vendor's right to sell title to a third party on default.

      25. The Purchaser grants to the Vendor a purchase money security interest in the Equipment, as security for the satisfaction of all of the Purchaser's obligation to the Vendor hereunder or under any other agreement made between the Purchaser and the Vendor.

      26. The Purchaser may not assign the Purchaser's rights and obligations under this Agreement and may not lease, loan or otherwise dispose of the Equipment or any part thereof, unless the Vendor gives its prior written approval. The Vendor shall have the right to assign this Agreement and all its rights hereunder, at any time, to any individual, firm or corporation.

      27. The Purchaser's obligations under clauses 12, 13, 14 and 15 of this Agreement shall remain in effect even after completion or termination of this Agreement.

      28.  Time shall in every respect be of the essence of this Agreement.

      29. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators, successors and assigns, and wherever the singular or masculine is used herein, the same shall include the plural or feminine whenever the context or circumstances so require.

      30. The Purchaser shall keep the Equipment free of all liens, mortgages, encumbrances, charges and other security interests.

      31. No previous waiver or course of dealing shall affect the Vendor's right to strict performance of other or future obligations of the Purchaser.

      32. Any provision of this Agreement prohibited by law shall be effective to the extent of such prohibition without invalidating the remaining provisions of this Agreement and the Vendor shall be entitled to any other remedies available by law or statute.

      33. This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta applicable therein.

      34. Any notice or other document required or permitted by any of the provisions of the Agreement shall be given to the parties by written notice at the following addresses or to such other addresses as the parties may specify in writing:

      If to the Purchaser, at:

                            VENTURE SEISMIC LTD.
                            3110 - 80TH AVENUE S.E.
                            CALGARY, ALBERTA, CANADA
                            T2C 1J3
                            ATTENTION: BRIAN KOZUN, PRESIDENT & CEO

      If to the Vendor, at:

                            GEO-X SYSTEMS LTD.
                            900, 425 - 1ST STREET S.W.
                            CALGARY, ALBERTA, CANADA
                            T2P 3L8
                            ATTENTION: DON SIMPSON, PRESIDENT

      Notice shall be effective if given personally to a director or officer of a party, if delivered to the addresses specified above during normal business hours, or if mailed by prepaid registered mail to the addresses and persons specified above. If notice is mailed by prepaid registered mail, it shall be deemed to have been received five days after deposit in a post office in Canada. If at the time of mailing or between the time of mailing and deemed receipt thereof, there occurs a mail strike, a slow-down or other labour dispute which may affect the delivery of notice by mail, the notice given by mail shall be effective only if actually delivered.

      35. All fees, levies, custom duties, taxes and charges of any nature whatsoever, including goods and services or other governmental charges and any additions or charges thereon, now and hereafter imposed by any federal, provincial, state or municipal government or taking authority, regulatory authority or political subdivision thereof or therein, relating to the sale, delivery, use, financing or disposition of the Equipment or the use of the Software or to any documents relating thereto, or relating to this Agreement or anything contained herein, shall be for the account of and be forthwith paid by the Purchaser as prescribed and if the Purchaser neglects to pay, as aforesaid, the Vendor may pay and any amount so paid by the Vendor shall be added to the Total Purchase Price and the Total Purchase Price, or so much thereof as may remain unpaid, shall become immediately due and payable by the Purchaser to the Vendor with Interest as aforesaid.

      36. Except as caused solely by Vendor negligence, Purchaser shall indemnify Vendor for all losses, costs and liability (including but not limited to claims based on strict liability in tort or as may be contained in any legislation) which Vendor incurs in connection with the Equipment. All indemnities and liability limitations in favour of Vendor shall continue after the term of the Agreement and even if the Agreement is terminated for any reason.

      37. Purchaser shall from time to time provide Vendor with any credit information relative to this Agreement which Vendor may reasonably request.

      38. This Agreement is the entire agreement between Purchaser and Vendor with respect to the subject matter hereof and may be varied only by written documentation signed by both Purchaser and Vendor.

      39. All Vendor's rights are cumulative and not alternative and may be exercised by Vendor separately or together in any order or combination.

      40. Purchaser shall do all acts and execute all documents as Vendor may require to give effect to this Agreement and to preserve and protect Vendor's rights.

      41. The Purchaser acknowledges receipt of a duplicate copy of this Agreement immediately on the execution thereof, and it waives any rights it may have with respect to receiving notification or copies of any registrations made at any public registries with respect thereto.

      42. All dollar amounts and references to currency herein are in Canadian dollars.

      43.  This Agreement may be executed in counterparts.

DATED at the City of Calgary, in the Province of Alberta as of the date first above written.

                                          Purchaser:
                                          VENTURE SEISMIC LTD.

                                          Per: /s/ Greg Wiebe               c/s
                                          -------------------------------------
                                               Chief Financial Officer

                                          Vendor:
                                          GEO-X SYSTEMS LTD.

                                          Per: /s/ D.W. Simpson             c/s
                                          -------------------------------------
                                               President

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                   SCHEDULE "A" TO CONDITIONAL SALE AGREEMENT

              BETWEEN GEO-X SYSTEMS LTD. AND VENTURE SEISMIC LTD.

The Equipment to be purchased by Venture Seismic Ltd. from Geo-X Systems Ltd. and subject to the terms of this Agreement is as follows:

ARAM 24 Seismic Recording System components as listed below:

-------------------------------------------------------------------
                      CENTRAL RECORDING UNIT                       QTY UNIT PRICE EXTENDED PRICE
------------------------------------------------------------------------------------------------
  INCLUDING:
------------------------------------------------------------------------------------------------
    Basic acquisition module with 3 Line Interface Cards
------------------------------------------------------------------------------------------------
    200 MHz P-6 PC controller -- 512 Kbytes of cache
------------------------------------------------------------------------------------------------
        -- Quad configurable w/single P6
------------------------------------------------------------------------------------------------
        -- 128 MB of ram memory
------------------------------------------------------------------------------------------------
        -- 9 Gbyte Hard drive
------------------------------------------------------------------------------------------------
        -- CD ROM
------------------------------------------------------------------------------------------------
    2 ea. Exabyte backup tape drives
------------------------------------------------------------------------------------------------
    17" Monitor, Keyboard & Roller Ball Mouse
------------------------------------------------------------------------------------------------
    Interfaces to system, tape, plotter
------------------------------------------------------------------------------------------------
    ARAM 24 Dynamite Recording System software license
------------------------------------------------------------------------------------------------
    ARAM 24 Power Supply & 19" System Rack                         1        [*]          [*]
------------------------------------------------------------------------------------------------
  CRU OPTIONS & UPGRADES
------------------------------------------------------------------------------------------------
    Additional Line Interface Cards                                0        [*]          [*]
------------------------------------------------------------------------------------------------
    Upgrade PC to 256 MB of ram memory                             0        [*]          [*]
------------------------------------------------------------------------------------------------
    Upgrade PC to 512 MB of ram memory                             0        [*]          [*]
------------------------------------------------------------------------------------------------
    Upgrade PC to 1024 MB of ram memory                            0        [*]          [*]
------------------------------------------------------------------------------------------------
    Upgrade PC to Dual P-6 CPU operation                                    [*]          [*]
------------------------------------------------------------------------------------------------
    Upgrade PC to Triple P-6 CPU operation                                  [*]          [*]
------------------------------------------------------------------------------------------------
    Upgrade PC to Quad P-6 CPU operation                                    [*]          [*]
------------------------------------------------------------------------------------------------
    Vibroseis option                                               0        [*]          [*]
------------------------------------------------------------------------------------------------
  CRU PERIPHERALS
------------------------------------------------------------------------------------------------
    Uninterrupted power supply                                     1        [*]          [*]
------------------------------------------------------------------------------------------------
    Fujitsu 3480 tape drive                                        1        [*]          [*]
------------------------------------------------------------------------------------------------
    Thermal plotter -- OYO 612                                     1        [*]          [*]
------------------------------------------------------------------------------------------------
    Phillips 4 Channel Oscilloscope                                1        [*]          [*]
------------------------------------------------------------------------------------------------
    Sub-total for Central Recording Unit Equipment                                       [*]
------------------------------------------------------------------------------------------------
  LINE EQUIPMENT
------------------------------------------------------------------------------------------------
    RAM MK-II, 8 channels each                                     45       [*]          [*]
------------------------------------------------------------------------------------------------
    Field Replaceable connectors (per RAM)                         45       [*]          [*]
------------------------------------------------------------------------------------------------
    Line Tap Units (LTUs)                                          0        [*]          [*]
------------------------------------------------------------------------------------------------
    Field Replaceable connectors (per LTU)                         0        [*]          [*]
------------------------------------------------------------------------------------------------
    Microwave repeater unit -- per pair                            0        [*]          [*]
------------------------------------------------------------------------------------------------
    Battery packs -- 12 amp hour                                   90       [*]          [*]
------------------------------------------------------------------------------------------------
    Solar Battery pack                                             0        [*]          [*]
------------------------------------------------------------------------------------------------
    Battery Chargers -- charge 10 packs simultaneously             3        [*]          [*]
------------------------------------------------------------------------------------------------
  CABLES -- CABLES -- CABLES, 220 METER, 12.8 KG.
------------------------------------------------------------------------------------------------
    ARAM 24 6 Pair 2DL cable                                       55       [*]          [*]
------------------------------------------------------------------------------------------------
    2D Inline Jumper Cable 22 meter -- Takeouts (8)                2        [*]          [*]
------------------------------------------------------------------------------------------------
    Sub-total for Line Equipment                                                         [*]
------------------------------------------------------------------------------------------------
  TEST EQUIPMENT
------------------------------------------------------------------------------------------------
    RAM test/maintenance station                                            [*]          [*]
------------------------------------------------------------------------------------------------
    Truck simulator / stand alone line tester                               [*]          [*]
------------------------------------------------------------------------------------------------
    Cable tester                                                   0        [*]          [*]
------------------------------------------------------------------------------------------------
    Hand held test unit with meter                                 2        [*]          [*]
------------------------------------------------------------------------------------------------
    Power Head with 9 volt battery                                 4        [*]          [*]
------------------------------------------------------------------------------------------------
    Sub-total for Test Equipment                                                         [*]
------------------------------------------------------------------------------------------------
                                                                                  --------------
  SUB-TOTAL                                                                              [*]
------------------------------------------------------------------------------------------------
  DISCOUNT                                                                               [*]
------------------------------------------------------------------------------------------------
                                                                                  --------------
  TOTAL                                                                                  [*]
------------------------------------------------------------------------------------------------
                                                                                  --------------

 All dollar amounts and references to currency herein are in Canadian dollars.

                   SCHEDULE "B" TO CONDITIONAL SALE AGREEMENT

              BETWEEN GEO-X SYSTEMS LTD. AND VENTURE SEISMIC LTD.

                                SOFTWARE LICENSE

   GRANT OF LICENSE TO VENTURE SEISMIC LTD. ("VENTURE") BY GEO-X SYSTEMS LTD.
                                   ("GEO-X")

                             GEO-X SOFTWARE PRODUCT

This software product is the object code of all software used in or with the ARAM 24 Seismic Recording System Package, including all amendments, supplements, modifications, enhancements and new versions thereof (collectively, the "Software").

The documentation (the "Documentation") includes all instructional information, user manuals and other materials, together with all amendments, supplements, modifications and new versions thereof, which relate to or are used in association with the Software and/or the ARAM 24 Seismic Recording System Package. The Software and Documentation are herein collectively referred to as the "Products".

                             GEO-X SOFTWARE LICENSE

1. GRANT OF LICENSE. In consideration of Venture's purchase of an ARAM 24 Seismic Recording System and entering into a Conditional Sale Agreement with Geo-X Systems Ltd. dated June 19th, 1997 (the "Conditional Sale Agreement"), Geo-X, as licensor, grants to Venture, as licensee, a non-exclusive, nontransferable, and limited right use of the Products.

2. REVISIONS AND UPGRADES. During the first year following delivery of Venture's ARAM 24 Seismic Recording System, and providing that Venture has accepted the Equipment contained in the Conditional Sale Agreement, Geo-X will provide to Venture any new released versions of the Software and Documentation pertaining thereto which Geo-X develops. Following that time, Geo-X will offer subsequent upgrades of the Software and Documentation pertaining thereto at Geo-X's then prevailing upgrade fees. The terms of this agreement shall apply to all upgraded or revised versions of the Software and Documentation pertaining thereto.

3. OWNERSHIP OF SOFTWARE. As licensee, Venture owns the physical media on which the Products are originally or subsequently recorded (subject to any retention of title contained in the Conditional Sale Agreement), but Geo-X retains title and ownership of the Software recorded on the original media and all subsequent copies of the Software, regardless of the form or media in or on which the original and other copies exist.

4. COPY RESTRICTIONS. The Products are copyrighted by Geo-X. Unauthorized copying of the Products is expressly forbidden. If the Equipment is accepted and the sale completed, the Software may be copied by Venture for backup purposes so long as it is used solely for Venture's ARAM 24 Seismic Recording System, which is the subject of the Conditional Sale Agreement.

5. USE RESTRICTIONS. Venture may use the Software on up to three computers provided that its use is solely for the preparation and analysis of data to be acquired or having been acquired with Venture's ARAM 24 Seismic Recording System, which is the subject of the Conditional Sale Agreement.

6. TRANSFER RESTRICTIONS. The Products are licensed only by Venture, the licensee, and may not be transferred to any other individual or company without the prior written consent of Geo-X. In no event may Venture transfer, assign, rent, lease, sell, or otherwise dispose of the Products on a temporary or permanent basis without such written consent.

7. CONFIDENTIAL INFORMATION. All information, data, drawings, specifications, documentation, software listings, source or object codes which Geo-X may have imparted and may from time to time impart to Venture relating to the Products, is proprietary and confidential. Venture hereby agrees that it shall use the same solely in accordance with the provisions of this License and that it shall not at any time during or after expiry or termination of this License, disclose the same, whether directly or indirectly, to any third party without Geo-X's prior written consent. Venture further agrees that it shall not itself or through any subsidiary, agent or third party modify, vary, enhance, copy, sell, lease, license, sub-license or otherwise deal with the Products or any part or parts or variations, modifications, copies, releases, versions or enhancements thereof or have any software or other program written or developed for itself based on any confidential information supplied to it by Geo-X.

8. TERMINATION. This License shall be effective until terminated. This License shall terminate automatically without notice from Geo-X if:

     (a) Venture fails to comply with or is in breach of any term, condition or provision of this License or the Conditional Sale Agreement; or

     (b) Venture is declared or adjudged bankrupt or if a receiver or receiver-manager or liquidator is appointed over any of its assets or undertaking.

Upon termination Venture shall destroy all copies of the Software, including modified copies, if any. This License will terminate automatically after 10 years following the date of delivery of the Software or any upgrades or revisions to the Software. After such 10 year period, Venture may use the Software without restriction.

9. LIMITED WARRANTY. The Products are provided "as is" without warranty of any kind. Further, Geo-X does not warrant, guarantee, or make any representations regarding the use, or the result of use, of the Products in terms of correctness, accuracy, reliability, currentness, or otherwise. The entire risk as to the results and performance of the Products or any consequences resulting form any use of the Products is assumed entirely by Venture. Geo-X warrants that the media on which the Software is recorded is free from defects in materials and workmanship under normal use and service for a period of fifteen months from the date of Venture's receipt of the media. The foregoing is the only warranty of any kind, either express or implied (by statute or otherwise). No oral or written information or advice given by Geo-X or its representatives shall create a warranty or in any way increase the scope of this warranty.

10. LIMITATION OF LIABILITY. Geo-X's entire liability and Venture's exclusive remedy as to the media shall be replacement of the media that does not meet Geo-X's Limited Warranty as set out above, and which is returned to Geo-X with a copy of the receipt. If failure of the media has resulted from accident, abuse, or misapplication, Geo-X shall have no responsibility or obligation to replace the media. Any replacement media shall be warranted for the remainder of the original warranty period only. Neither Geo-X nor any of its representatives or anyone else who has been involved in the creation, production, sale, or delivery of this product shall be liable for any damages, including but not limited to, direct, indirect, consequential, special, exemplary, or incidental damages (including damages for the loss of business profits, business interruption, loss of data or information, and the like) arising out of the use of, inability to use, or performance of such product, even if Geo-X has been advised of the possibility of such damages.

11. INTELLECTUAL PROPERTY RIGHTS. Venture acknowledges that nay and all of the trade marks, trade names, copyrights, patents and other intellectual property rights used or embodied in or in connection with the Products shall be and remain the sole property of Geo-X. Venture shall not during or at any time after the expiry or termination of this License in any way question or dispute the ownership by Geo-X of any such rights. In the event that new inventions, designs or processes evolve in performance of or as a result of this License, Venture acknowledges that the same shall be the property of Geo-X unless otherwise agreed in writing by Geo-X, and Venture shall hold same in trust for Geo-X and forthwith upon the request of Geo-X assign the same to Geo-X.

12. WAIVER. Failure or neglect by Geo-X to enforce at any time any of the provisions hereof shall not be construed nor shall be deemed to be a waiver of Geo-X's rights hereunder nor in any way affect the validity of the whole or any part of this License nor prejudice Geo-X's rights to take subsequent action.

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

13. HEADINGS. The headings of the terms and conditions herein contained are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of any of the terms and conditions of this License.

14. SEVERABILITY. In the event that nay of these terms, conditions or provisions shall be determined invalid, unlawful or unenforceable to any extent, such term, condition or provision shall be severed form the remaining terms, conditions and provisions which shall continue to be valid to the fullest extent permitted by law.

15. GOVERNING LAW. This License and its terms and conditions shall be governed and interpreted in accordance with the laws of the Province of Alberta, Canada.

ACCEPTED AND AGREED this 20th day of June, 1997.

                                          VENTURE SEISMIC LTD.

                                          Per: /s/ Greg Wiebe                c/s

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